Subsequent event	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent event

23	Subsequent event

Dividend distribution

On March 12, 2025, the Company’s Board of Directors approved the first dividend distribution in the amount of R$129.8 million, representing 20% of the Company’s consolidated net income for the year ended December 31, 2024 and a dividend per share of R$1.348923, payable in U.S. dollars on April 4, 2025, to the shareholders on record as of the close of business on March 26, 2025. The payment will be made at the exchange rate (PTAX) published by the Brazilian Central Bank on March 13, 2025.